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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2001

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     0-20750                  74-2175590
(State or other jurisdiction  (Commission file number)      (IRS employer
     of incorporation)                                    identification no.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

        On December 20, 2001, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release announcing that it had completed the acquisition of Community Bancshares, Inc. A copy of Sterling Bancshares' press release announcing its acquisition of Community Bancshares, Inc. is attached hereto as
Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number            Description of Exhibit
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  99.1            Press Release dated December 20, 2001.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 20, 2001.          STERLING BANCSHARES, INC.



                                    By:   /s/ Eugene S. Putnam, Jr.
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                                          Eugene S. Putnam, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer
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                                  EXHIBIT INDEX

 Exhibit
 Number           Description
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   99.1           Press Release dated December 20, 2001.